4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2013

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b), (e)                   Transition of Jeffrey D. Capello from Executive Vice President and Chief Financial Officer Effective December 31, 2013 to Senior Advisor

On October 24, 2013, Boston Scientific Corporation (the “Company”) announced that Mr. Capello will transition out of his role as Executive Vice President and Chief Financial Officer of the Company effective as of December 31, 2013.  At that time, Mr. Capello is expected to remain with the Company as a senior advisor (a “Senior Advisor”) through May 15, 2014 (such date, or any earlier date, the “Separation Date”).

Pursuant to a Transition and Separation Agreement, Mr. Capello will be entitled to the following:

•                  A base salary as a Senior Advisor at his current annual base salary of $610,029 (the “Base Salary”), assuming full-time status.

•                  After the Separation Date, subject to certain conditions, a lump sum payment representing his Base Salary prorated from the Separation Date through December 31, 2014.

•                  A bonus payment under the Company’s 2013 Annual Bonus Plan (the “2013 Bonus Plan”) at the incentive target percentage of 80% of Mr. Capello’s Base Salary, subject to and modified by bonus pool funding/allocations and provided that Mr. Capello is an employee of the Company as of the bonus payout date, which will be at the same time and in the same manner as all other participants in the 2013 Bonus Plan, but in any event no later than March 15, 2014.  The Company’s 2013 Bonus Plan was previously filed with the Securities and Exchange Commission (the “SEC”).

•                  Waiver of certain requirements under the Company’s 2012 and 2013 Free Cash Flow Performance Share Programs and Total Shareholder Return Performance Share Programs (collectively, the “2012 and 2013 FCF and TSR Programs”) in order to retain eligibility to receive shares of Company common stock in respect of target performance share units awarded to Mr. Capello as to which the performance criteria under such programs have been satisfied.  Shares of Company common stock to be issued in respect thereto will be prorated for the number of months worked during the respective service and/or performance periods and delivered at the same time and in the same manner as all other participants in such programs.  The Company’s 2012 and 2013 FCF and TSR Programs were previously filed with the SEC.

•                  Reimbursement for certain attorney’s fees, in an amount up to $25,000, and for business travel and other out-of-pocket expenses incurred through the Separation Date in the performance of duties as an employee of the Company.

A form of Mr. Capello’s Transition and Separation Agreement is included in this filing as Exhibit 10.1 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Transition and Separation Agreement.

5.02 (c), (e)                 Appointment of Daniel J. Brennan as Executive Vice President and Chief Financial Officer of Boston Scientific Corporation

On October 24, 2013, the Company announced the appointment of Daniel J. Brennan as Executive Vice President and Chief Financial Officer of the Company effective January 1, 2014 to coincide with the effective date of Mr. Capello’s transition out of that role.

Mr. Brennan, 48, joined the Company in December 1996 as Controller of the Meditech Vascular Division.  During his long tenure, he has held roles with increased responsibilities.  In 1999, Mr. Brennan became Group Controller of the Non-Vascular Division.  From 2001 through 2008, Mr. Brennan served as a Vice President of Finance and Information Technology for the Cardiovascular Division (2001-2005), International Finance (2005-2006), Investor Relations (2006-2007), Worldwide Financial & Strategic Planning (2008) and he served as Vice President and Assistant Corporate Controller for 2009.  As Vice President over Investor Relations, Mr. Brennan served as the primary Company interface with the investment community; and as Vice President over the other functions, he had responsibility for, in various capacities, the Company’s global accounting, financial and strategic planning processes for the Company’s operations, among other things.  Mr. Brennan is currently the Company’s Senior Vice President and Corporate Controller, a role he has served in since January of 2010.  In this role, he has been responsible for the Global Controllership organization, including, among other things, the Company’s accounting and financial planning processes.

Under the terms of Mr. Brennan’s offer letter (the “Offer Letter”), as Executive Vice President and Chief Financial Officer, he will be entitled to the following:

•                  An annual base salary of $450,000.

•                  Continued eligibility to participate in the Company’s Annual Bonus Plan (the “Bonus Plan”), and commencing with the Company’s 2014 Bonus Plan, Mr. Brennan’s annual target incentive will be 70% of his base salary.

•                  Continued eligibility to participate in the Company’s Deferred Bonus Plan (the “DBP”), and commencing in 2014, Mr. Brennan will be able to elect to defer up to 75% of the annual bonus awarded to him in 2014 or any subsequent year.  The Company’s DBP was previously filed with the SEC.

•                  An equity award having a total value of $1,500,000 on the effective date of grant to be made pursuant to the Company’s 2014 Long Term Incentive Program under the Company’s 2011 Long Term Incentive Plan (the “LTIP”) and on the date that 2014 long term incentive awards are made to other senior executives of the Company. The 2014 Long Term Incentive Program provides for a mix of performance share units, non-qualified stock options and deferred stock units, awards of which will be subject to the provisions of the LTIP, applicable award agreements and performance share programs and be provided with standard vesting conditions.  The Company’s LTIP was previously filed with the SEC.

•                  The opportunity to participate in the Company’s Executive Retirement Plan, under which Mr. Brennan would be eligible to receive certain benefits if he retires (as defined in the Executive Retirement Plan) from the Company, including a lump sum payment equal to 2.5 months base salary for each year of service, subject to a maximum benefit of 36 months. The Company’s Executive Retirement Plan was previously filed with the SEC.

•                  Payments and benefits provided for under the Company’s standard Change in Control Agreement for its executive officers in the event of his termination by the Company without “cause” or his resignation for “good reason” following a Change in Control, all subject to and in accordance with the agreement.  The form of executive level Change in Control Agreement was previously filed with the SEC.

Along with our other executive officers, Mr. Brennan will be provided with an Indemnification Agreement, in the form previously filed with the SEC.

A form of Mr. Brennan’s Offer Letter is included in this filing as Exhibit 10.2 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Offer Letter.

Item 8.01                         Other Events.

A copy of the Company’s press release dated October 24, 2013 announcing the events described under Item 5.02 above is included in this filing as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Form of Transition and Separation Agreement between Jeffrey D. Capello and Boston Scientific Corporation

10.2	Form of Offer Letter dated October 22, 2013 between Daniel J. Brennan and Boston Scientific Corporation

99.1	Press Release issued by Boston Scientific Corporation dated October 24, 2013

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our leadership, management transition plans, growth and business strategy.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: plans of our executives and their performance; future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A — Risk Factors in our most recent Annual Report on Form 10-K filed with the SEC, which we may update in Part II, Item 1A — Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2013	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Transition and Separation Agreement between Jeffrey D. Capello and Boston Scientific Corporation

10.2	Form of Offer Letter dated October 22, 2013 between Daniel J. Brennan and Boston Scientific Corporation

99.1	Press Release issued by Boston Scientific Corporation dated October 24, 2013